EXHIBIT 10.19

                      FIRST AMENDMENT TO THE LOAN AGREEMENT


         THIS FIRST AMENDMENT TO THE LOAN AGREEMENT (the "Amendment") is made and entered into as of this 15th day of November, 1999, between BANK OF AMERICA, NATIONAL ASSOCIATION ("Bank of America"), a national banking association, as lender and agent ("Lender"), and BUSINESS TELECOM, INC., a North Carolina corporation (the "Borrower").

                              W I T N E S S E T H:
                              --------------------

         WHEREAS, Lender and Borrower are party to that certain Loan Agreement, dated as of September 8, 1999 (the "Loan Agreement"); all capitalized terms used herein and not otherwise expressly defined herein shall have the respective meanings given to such terms in the Loan Agreement; and

         WHEREAS, Borrower has requested and, subject to the amendments contained herein, the Lender has agreed: (i) to amend certain financial covenants set forth on Schedule 6.11; and (ii) to make certain amendments with respect to an Equity Issuance or an IPO prior to March 31, 2000.

         NOW, THEREFORE, in consideration of the foregoing premises, and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to the Loan Agreement. The Loan Agreement is hereby amended as follows:

                  (a) Article 6 of the Loan Agreement is hereby amended by adding new Section 6.21:

                           6.21 Equity Infusion by March 31, 2000.
                  Notwithstanding any other provision herein, the Borrower agrees that the following shall have occurred no later than March 31, 2000: (a) an Equity Issuance or an IPO with respect to which aggregate Proceeds are equal to or greater than $135,000,000 and the Borrower shall have received such Proceeds in a manner acceptable to the Agent; or (b) an Equity Issuance and an IPO with respect to which the combined aggregate Proceeds are equal to or greater than $135,000,000 and the Borrower shall have received the Proceeds in a manner acceptable to the Agent.

                  (b) Schedule 6.11 of the Loan Agreement is amended as follows:

                           (i) Section 1 of Schedule 6.11 of the Loan Agreement
                  is hereby amended by deleting the first clause: "After the occurrence of an Acceptable Equity Issuance-Covenants:."

                           (ii) Section 1(b) of Schedule 6.11 of the Loan
                  Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                    (b) Minimum Quarterly EBITDA. Borrower shall
                           not permit its cumulative EBITDA for the four (4) consecutive Fiscal Quarters on the last day of any Fiscal Quarters set forth below to be less than the respective amount shown opposite thereto:

                           (iii) Section 1(c) of Schedule 6.11 of the Loan
                  Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                    (c) Minimum Consolidated Interest Coverage
                           Ratio. Borrower shall not permit its Consolidated Interest Coverage Ratio as of the end of any of the following Fiscal Quarters to be less than the respective ratio shown opposite thereto:

                                                                           Minimum Consolidated Interest
                                     Fiscal Quarter                                Coverage Ratio
                                     --------------                        ----------------------
                          Second Fiscal Quarter, 2000                                1.25:1.00
                          Third Fiscal Quarter, 2000                                 1.40:1.00
                          Fourth Fiscal Quarter, 2000                                1.40:1.00
                          First Fiscal Quarter, 2001                                 1.40:1.00
                          Second Fiscal Quarter, 2001                                1.40:1.00
                          Third Fiscal Quarter, 2001                                 1.40:1.00
                          Fourth Fiscal Quarter, 2001                                1.40:1.00
                          First Fiscal Quarter, 2002                                 2.00:1.00
                          Second Fiscal Quarter, 2002                                2.00:1.00


                           (iv) Section 1(d) of Schedule 6.11 of the Loan
                  Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                    (d) Leverage Ratio. Borrower shall not
                           permit its Leverage
                                       2


                           Ratio as of the last day of the Fiscal Quarter set forth below to be less than the respective ratio shown opposite thereto:

                                     Fiscal Quarter                                Leverage Ratio
                                     --------------                                --------------
                          Second Fiscal Quarter, 2000                                10.50:1.00
                          Third Fiscal Quarter, 2000                                  5.00:1.00
                          Fourth Fiscal Quarter, 2000                                 4.00:1.00
                          First Fiscal Quarter, 2001                                  4.00:1.00
                          Second Fiscal Quarter, 2001                                 4.00:1.00
                          Third Fiscal Quarter, 2001                                  4.00:1.00
                          Fourth Fiscal Quarter, 2001                                 4.00:1.00
                          First Fiscal Quarter, 2002                                  4.00:1.00
                          Second Fiscal Quarter, 2002                                 4.00:1.00


                           (v) Effective as of September 30, 1999, Section 2 of
                  Schedule 6.11 of the Loan Agreement is hereby deleted in its entirety and the following is inserted in lieu thereof:

                                    Minimum Quarterly EBITDA. Borrower shall not
                           permit its cumulative EBITDA for the trailing four
                           (4) Fiscal Quarters ending on the last day of the Third Fiscal Quarter, 1999 to be less than $ 350,000.

2. Representations Warranties Covenants and Acknowledgments: Release. To induce Lender to enter into this Amendment:

         (a) Borrower does hereby represent and warrant that (i) as of the date hereof, all of the representations and warranties made or deemed to be made under the Loan Documents are true and correct, except such representations and warranties which, by their express terms, are applicable only to the Closing Date, (ii) as of the date hereof, after giving effect to the terms hereof, there exists no Default or Event of Default under the Loan Agreement or any of the Loan Documents, (iii) Borrower has the power and is duly authorized to enter into, deliver and perform this Amendment, and (iv) this Amendment and each of the Loan Documents is the legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms; and

         (b) Borrower does hereby reaffirm each of the agreements, covenants, and undertakings set forth in the Loan Agreement and each and every other Loan Document executed in connection therewith or pursuant thereto as if Borrower were making said agreements, covenants and undertakings on the date hereof; and

         (c) Borrower does hereby acknowledge and agree that no right of offset, defense, counterclaim, claim, causes of action or objection in favor of Borrower against Lender exists arising out of or with respect to: (i) the Obligations, this Amendment, the Loan Agreement or any of the other Loan Documents, (ii) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing or (iii) the administration or funding of the Credit Loans; and

         (d) Borrower does hereby expressly waive, release and relinquish any and all defenses, setoffs, claims, counterclaims, causes of action or objections, if any, against Lender.

3. Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions precedent:

                      (a) Delivery of Documents. Borrower shall have delivered to Lender, all in form and substance acceptable to Lender in its sole discretion, (i) executed counterpart originals of this Amendment, (ii) an Acknowledgment and Consent of Guarantor, in form and substance satisfactory to Lender, (iii) an Acknowledgment and Consent of GECC, as agent and lender, in form and substance satisfactory to Lender; and
         (iv) such other documentation as Lender may reasonably require in connection herewith;

                      (b) Accuracy of Representations and Warranties. All of the representations and warranties made or deemed to be made in this Amendment and under the Loan Documents shall be true and correct as of the date of this Amendment, except such representations and warranties which, by their terms, are applicable to a prior specific date or period; and

                      (c) Expenses. Borrower shall have paid to Lender the costs and expenses referred to in Section 5 hereof.

                      4. Effect of this Amendment. Except as expressly amended hereby, the Loan Agreement and each other Loan Document shall be and remain in full force and effect as originally written, and shall constitute the legal, valid, binding and enforceable obligations of Borrower and Guarantor to Lender.

                      5. Expenses. Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution, delivery and enforcement of this Amendment, and all other documents and any other transactions contemplated hereby, including, without limitation, the reasonable fees and out-of-pocket expenses of legal counsel to Lender.

                      6. Miscellaneous. Borrower agrees to take such further action as Lender shall reasonably request in connection herewith to evidence the amendments herein contained to the Loan Agreement. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument. This Amendment shall be binding upon and inure to the benefit of the successors and permitted assigns of the parties hereto. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California.

               [Remainder of this page intentionally left blank.]

         IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                                  BORROWER:
                                  BUSINESS TELECOM, INC.


                                  By:
                                  Name:  Brian K. Branson
                                  Title:  Chief Financial Officer


                                  AGENT:
                                  BANK OF AMERICA, NATIONAL ASSOCIATION


                                  By:
                                  Name:
                                  Title:


                                  LENDER:
                                  BANK OF AMERICA, NATIONAL ASSOCIATION


                                  By:
                                  Name:
                                  Title:

                          ACKNOWLEDGMENT AND AGREEMENT


         The undersigned hereby acknowledges and agrees to the foregoing First Amendment to the Loan Agreement.

         IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 15th day of November 1999.



                                 BTI TELECOM CORP.


                                 By:
                                 Name:
                                 Title:


                                 BUSINESS TELECOM OF VIRGINIA, INC.


                                 By:
                                 Name:
                                 Title:


                                 FS MULTIMEDIA, INC.


                                 By:
                                 Name:
                                 Title:





                          ACKNOWLEDGMENT AND AGREEMENT

The undersigned hereby acknowledges that the foregoing First Amendment to the Loan Agreement shall not affect the enforceability or validity of any Loan Document executed by the undersigned.

                                                                 Peter T. Loftin

                           ACKNOWLEDGEMENT AND CONSENT


         The undersigned, as agent and lender, hereby acknowledges and consents to the foregoing First Amendment to the Loan Agreement. Notwithstanding anything to the contrary contained therein, the undersigned, as agent and lender, hereby acknowledges and agrees that such amendment does not breach in any manner that certain Intercreditor Agreement, dated September 8, 1999, among General Electric Capital Corporation, Bank of America, National Association, Business Telecom Corp., Business Telecom, Inc., Business Telecom of Virginia, Inc. and FS Multimedia, Inc.

         IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 15th day of November 1999.



                                GENERAL ELECTRIC CAPITAL
                                CORPORATION, as agent and lender


                                By:
                                Name:  Elaine L. Moore
                                Title:  Senior Vice President as duly authorized